UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
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GRIFFON CORPORATION
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Griffon Corporation Urges Shareholders to Vote WHITE Card

Ahead of Annual Meeting

•	Highly qualified Board and Griffon nominees represent best interests of Griffon shareholders
•	Vote TODAY via internet or by phone – Annual Meeting on February 17, 2022 at 10:00 a.m. ET
•	Every Vote Counts: Shareholders should vote the WHITE card no matter how many shares owned

NEW YORK—(BUSINESS WIRE) – February 14, 2022 – The Board of Directors of Griffon Corporation (NYSE: GFF) urges shareholders to protect the future of the Company and the value of their investment by voting the WHITE proxy card “FOR” all four of the Company’s highly qualified director nominees and the other items of business outlined in Griffon’s proxy.

The Company responded to Voss Capital’s press release from February 14, 2022 with the following statement:

“Griffon has read Charles Diao’s biography, but has Voss Capital? Voss’ proxy touts Mr. Diao as ‘currently serv[ing] as Managing Director of Diao & Co. LLC (“DiaoCo”), a provider of advisory services’. However, DiaoCo is inactive having failed to pay its franchise tax and it has no listed phone number. Why has Voss misrepresented what Mr. Diao is doing for a living?”

The Company continued, “Charles Diao is on the Board of Directors of a vaping and tobacco products company. The policies of Griffon’s businesses generally prohibit the use of tobacco on company premises, and our businesses generally cover the cost of programs to help tobacco users quit smoking. How will Mr. Diao reconcile his commitment to vaping and tobacco use with Griffon’s commitment to worker health and safety?”

Today, Griffon is filing an Updated Summary Investor Presentation highlighting that it has successfully repositioned the Company, continued to improve performance, and delivered strong total shareholder returns, outperforming both peers and the indices in the last year and three years. The Company has a proven track record of driving margin improvement with its strategic initiatives and creating a balanced portfolio of high-quality brands through successful M&A and integration. Griffon’s businesses promote the Company’s ESG goals and Griffon took several significant actions during the global COVID-19 pandemic to protect employees.

As outlined in the new slides, Griffon created value, generating significant margin improvement and cash flow generation at Clopay and is enhancing growth and profitability at AMES. The acquisition of Hunter Fan Company has been well received by the analyst and investment communities, and will further accelerate positive momentum at Griffon.

The Board encourages all shareholders to protect their investment and vote the WHITE card for growth, regardless of how many shares they hold. To ensure your vote is counted, vote your WHITE proxy card or voter authorization form electronically by 11:59 p.m. ET on February 16, 2022.

The Company’s Annual Meeting of Shareholders will be held on February 17, 2022 at 10:00 a.m., ET at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036. The proxy statement, investor presentation, additional slides, and other important information related to the Annual Meeting can be found at buildgriffon.com.

If shareholders have any questions or need assistance in voting their shares, they should reach out to MacKenzie Partners at (800) 322-2885 or gffproxy@mackenziepartners.com.

Important Additional Information Regarding Proxy Solicitation

Griffon filed its proxy statement and associated WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 30, 2021 in connection with the solicitation of proxies for Griffon’s 2022 Annual Meeting (the “Proxy Statement”). Shareholders as of the record date of December 28, 2021, are eligible to vote at the 2022 Annual Meeting. Griffon, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2022 Annual Meeting. Details concerning the nominees of Griffon’s Board of Directors for election at the 2022 Annual Meeting and information regarding the names of Griffon’s directors and executive officers and their respective interests in Griffon by security holdings or otherwise is set forth in Griffon’s Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, AND ANY SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the Proxy Statement and other relevant documents filed by Griffon with the SEC free of charge from the SEC’s website, www.sec.gov, or by directing a request by mail to Griffon Corporation, Attention: Corporate Secretary, at 712 Fifth Avenue, New York, NY 10019, or by visiting the investor relations section of Griffon’s website, www.griffon.com.

Forward-looking Statements

“Safe Harbor” Statements under the Private Securities Litigation Reform Act of 1995: All statements related to, among other things, income (loss), earnings, cash flows, revenue, changes in operations, operating improvements, the impact of the Hunter Fan transaction, industries in which Griffon operates and the United States and global economies that are not historical are hereby identified as “forward-looking statements” and may be indicated by words or phrases such as “anticipates,” “supports,” “plans,” “projects,” “expects,” “believes,” “should,” “would,” “could,” “hope,” “forecast,” “management is of the opinion,” “may,” “will,” “estimates,” “intends,” “explores,” “opportunities,” the negative of these expressions, use of the future tense and similar words or phrases. Such forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks and uncertainties include, among others: current economic conditions and uncertainties in the housing, credit and capital markets; Griffon’s ability to achieve expected savings from cost control, restructuring, integration and disposal initiatives; the ability to identify and successfully consummate, and integrate, value-adding acquisition opportunities (including, in particular, integration of the Hunter Fan acquisition); increasing competition and pricing pressures in the markets served by Griffon’s operating companies; the ability of Griffon’s operating companies to expand into new geographic and product markets, and to anticipate and meet customer demands for new products and product enhancements and innovations; reduced military spending by the government on projects for which Griffon’s Telephonics Corporation supplies products, including as a result of defense budget cuts or other government actions; the ability of the federal government to fund and conduct its operations; increases in the cost or lack of availability of raw materials such as resin, wood and steel, components or purchased finished goods, including any potential impact on costs or availability resulting from tariffs; changes in customer demand or loss of a material customer at one of Griffon’s operating companies; the potential impact of seasonal variations and uncertain weather patterns on certain of Griffon’s businesses; political events that could impact the worldwide economy; a downgrade in Griffon’s credit ratings; changes in international economic conditions including interest rate and currency exchange fluctuations; the reliance by certain of Griffon’s businesses on particular third party suppliers and manufacturers to meet customer demands; the relative mix of products and services offered by Griffon’s businesses, which impacts margins and operating efficiencies; short-term capacity constraints or prolonged excess capacity; unforeseen developments in contingencies, such as litigation, regulatory and environmental matters; unfavorable results of government agency contract audits of Telephonics Corporation; our strategy, future operations, prospects and the plans of our businesses, including the exploration of strategic alternatives for Telephonics Corporation; Griffon’s ability to adequately protect and maintain the validity of patent and other intellectual property rights; the cyclical nature of the businesses of certain of Griffon’s operating companies; possible terrorist threats and actions and their impact on the global economy; the impact of COVID-19 on the U.S. and the global economy, including business disruptions, reductions in employment and an increase in business and operating facility failures, specifically among our customers and suppliers; Griffon’s ability to service and refinance its debt; and the impact of recent and future legislative and regulatory changes, including, without limitation, changes in tax law. Such statements reflect the views of the Company with respect to future events and are subject to these and other risks, as previously disclosed in the Company’s Securities and Exchange Commission filings. Readers are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date made. Griffon undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Griffon Corporation

Griffon Corporation is a diversified management and holding company that conducts business through wholly-owned subsidiaries. Griffon oversees the operations of its subsidiaries, allocates resources among them and manages their capital structures. Griffon provides direction and assistance to its subsidiaries in connection with acquisition and growth opportunities as well as divestitures. In order to further diversify, Griffon also seeks out, evaluates and, when appropriate, will acquire additional businesses that offer potentially attractive returns on capital.

Griffon conducts its operations through two reportable segments:

•	Consumer and Professional Products (“CPP”) is a leading North American manufacturer and a global provider of branded consumer and professional tools; residential, industrial and commercial fans; home storage and organization products; and products that enhance indoor and outdoor lifestyles. CPP sells products globally through a portfolio of leading brands including AMES, since 1774, Hunter, since 1886, True Temper, and ClosetMaid.
•	Home and Building Products (“HBP”) conducts its operations through Clopay Corporation (“Clopay”). Founded in 1964, Clopay is the largest manufacturer and marketer of garage doors and rolling steel doors in North America. Residential and commercial sectional garage doors are sold through professional dealers and leading home center retail chains throughout North

America under the brands Clopay, Ideal, and Holmes. Rolling steel door and grille products designed for commercial, industrial, institutional, and retail use are sold under the CornellCookson brand.

Classified as a discontinued operation, Defense Electronics conducts its operations through Telephonics Corporation (“Telephonics”), founded in 1933, a globally recognized leading provider of highly sophisticated intelligence, surveillance and communications solutions for defense, aerospace and commercial customers.

For more information on Griffon and its operating subsidiaries, please see the Company’s website at www.griffon.com.

Contacts

Griffon Corporation
Brian G. Harris
ir@griffon.com
SVP & Chief Financial Officer
(212) 957-5000

Media
Gladstone Place Partners
Lauren Odell / Danielle Fornabaio
Griffon@gladstoneplace.com
(212) 230-5930

Investors
MacKenzie Partners, Inc.
Dan Burch / Jeanne Carr
dburch@mackenziepartners.com
jcarr@mackenziepartners.com
(800) 322-2885

0 Updated Summary Investor Presentation February 14 th , 2022 Copyright © 2022 Griffon Corporation. All rights reserved.

Disclaimer

Cautionary Note Regarding Forward-Looking Statements This presentation contains "forward-looking statements" – statements that address future, not past events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," or "will." Forward looking statements by their nature address matters that are, to different degrees, uncertain. These statements are based on assumptions of future events that may not prove accurate. They are also based on our current plans and strategy and such plans and strategy could change in the future. Actual results may differ materially from those projected or implied in any forward-looking statements. Please refer to our most recent SEC filings, including our 2021 Annual Report on Form 10-K, subsequently filed Quarterly reports on Form 10-Q, as well as our other filings with the SEC, for detailed information regarding factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. We do not undertake to update our forward-looking statements.

Use of Non-GAAP Financial Measures
The Company provides financial measures and terms not calculated in accordance with accounting principles generally accepted in the United States (GAAP). Presentation of non-GAAP measures such as, but not limited to, "free cash flow," "segment adjusted EBITDA," "compliance adjusted EBITDA" and "adjusted EBITDA" provide investors with an alternative method for assessing our operating results in a manner that enables them to more thoroughly evaluate our performance. The non-GAAP measures included in this presentation are provided to give investors access to the types of measures that we use in analyzing our results.

The Company's calculation of non-GAAP financial measures is not necessarily comparable to similarly titled measures reported by other companies. These non- GAAP measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. A reconciliation of GAAP to non-GAAP measures appear on slides 16 and 17. A copy of this presentation, including the reconciliation of GAAP to non-GAAP measures, is available on our website www.griffon.com.

Important Additional Information Regarding Proxy Solicitation
Griffon filed its proxy statement and associated WHITE proxy card with the U.S. Securities and Exchange Commission (the "SEC") on December 30, 2021 in connection with the solicitation of proxies for Griffon's 2022 Annual Meeting (the "Proxy Statement"). Shareholders as of the record date of December 28, 2021 are eligible to vote at the 2022 Annual Meeting. Griffon, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2022 Annual Meeting. Details concerning the nominees of Griffon's Board of Directors for election at the 2022 Annual Meeting and information regarding the names of Griffon's directors and executive officers and their respective interests in Griffon by security holdings or otherwise is set forth in Griffon's Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, AND ANY SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the Proxy Statement and other relevant documents filed by Griffon with the SEC free of charge from the SEC's website, or by directing a request by mail to Griffon Corporation, Attention: Corporate Secretary, at 712 Fifth Avenue, New York, NY 10019, or by visiting the investor relations section of Griffon's website.

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Griffon CORPORATION

We Have Successfully Repositioned Our Portfolio…

M&A Focused on Earnings Accretion and Leading Consumer Brands



Adjusted EBITDA Margin Excluding Unallocated Amounts 1,2
7.3%
2010 Acquired
AMES
New growth platform
2012 Acquired
SOUTHERN PATIO
Integrated Dynamic Design product lines
Leveraged salesforce / distribution networks
2014 Acquired
Cyclone
nylex
Expanded Australia presence
Integrated multiple distribution footprints
2017 Acquired
Hills
La Hacienda
Expanded Australia footprint
Established first UK platform
11.3%
2018[1] Acquired
CLOSETMAID
HARPER
Divested Clopay Plastics
ClosetMaid: #1 closet organization in wood and wire
CornellCookson: #1 in rolling steel doors; expanded Clopay's commercial business leveraging dealer network
Harper: Entry into the janitorial & sanitation categories
KelKay: Built on existing UK platform
Clopay Plastics: Divested capital intensive business
2020 Acquired
apta
Continued expansion of UK platform
14.5%
FY21 Adj. EBITDA Margin Pro Forma for Telephonics Sale and Hunter Acquisition
12.5%
2021 Acquired
Hunter
Divested Telephonics' SEG Business, Announced Strategic Review of
TELEPHONICS
Quatro: Australian expansion into glass fiber reinforced concrete
Hunter: Leading brand of residential ceiling fans sold in US; closed Jan-22
SEG: Divested lower margin business
Divesting Telephonics
2008A
2009A
2010A
2011A
2012A
2013A
2014A
2015A
2016A
2017A
2018A
2019A
2020A
2021A

Source: Public Filings
Note: Dates indicate Griffon fiscal year (ending 9/30).
[1] Results through FY17 include contribution of Plastics business divested in FY18; FY18 and FY19 results include impact of initially-lower margins from CornellCookson and ClosetMaid acquisitions. FY21 results exclude impact of announced Telephonics divestiture; [2] For a reconciliation of adjusted EBITDA to income Before Taxes from Continuing Operations, see Appendix page 16.

2

Griffon Corporation

… Which Has Resulted In Significantly Improved Performance …

EBITDA Margins Poised for Continued Expansion Through Portfolio Optimization



"We believe that Griffon has a collection of attractive businesses" - Voss Capital
Adjusted EBITDA Margin Excluding Unallocated Amounts[1]
Free Cash Flow Conversion[2]
Revenue
59%
$2.0B
84%
$2.5B
88%
$2.6B
11.3%
1.2%
12.5%
2.0%
14.5%
M&A
CLOSETMAID
CORNELLCOOKSON
HARPER
Divestiture of Clopay Plastics
M&A
Hunter
Announced Divestiture of
TELEPHONICS
2017A EBITDA Margin
Margin Expansion
2021A EBITDA Margin
Margin Expansion
PF 2021 EBITDA Margin

Note: 2017A financials include Plastics and Defense Electronics. 2021A financials include Defense Electronics. PF 2021 financials exclude Telephonics and include Hunter.
[1] For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, see Appendix page 16. [2] Free Cash Flow is defined as Adj. EBITDA calculated per debt compliance certificate as defined in the Credit Facilities, less Capital Expenditures. Free Cash Flow Conversion equals Free Cash Flow / Adj. EBITDA calculated per debt compliance certificate as defined in Credit Facilities, less Capital Expenditures.

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Griffon CORPORATION

4 Source: Bloomberg, Datastream , market data as of 31 - Dec - 2021 Note: December 2020 Proxy Peers included for comparison purposes to data used by Voss. Total shareholder return (TSR) account s f or both share price changes and dividends over the stated period. Peer TSR figures represent the average TSR for the peer set over the stated period. Dec - 2020 Proxy Peers include AIR , AMWD, AFI , CIEN, ROCK, DOOR, NX, WMS , AOS, AWI, CNR, HEI, NTGR, SSD, ALLE, APOG, CENT, FBHS, LII, PATK, UFPI. Dec - 2021 Proxy Peers include AIR, WMS, ALLE , AMWD, APOG, AWI, CENT , CHD, CNR, ENR, FBHS, ROCK , JELD, LEG, LII, LITE, DOOR, NTGR, PATK , POLY , SSD, SPB, UFPI. 1 Starting date of April 1 , 2008 through December 31, 2021. 2 Starting date of December 31, 2020 through December 31, 2021. 3 Starting date of December 31 , 2018 through December 31, 2021. 1 - Year TSR vs. Peers, Russell 2000, and S&P 600 2 3 - Year TSR vs. Peers, Russell 2000, and S&P 600 3 Total Shareholder Return During Current Management’s Tenure 1 … And Consistently Delivered Strong Total Shareholder Returns GFF Russell 2000 S&P 600 331% 281% 348% (100)% 0.0% 100% 200% 300% 400 % Apr-08 Apr-10 Apr-12 Apr-14 Apr-16 Apr-18 Apr-20 Total Shareholder Return (%) 42% 26% 23% 15% 27 % GFF Dec-20 Proxy Peers (Voss Peers) Dec-21 Proxy Peers Russell 2000 S&P 600 185% 114% 110% 73% 73 % GFF Dec-20 Proxy Peers (Voss Peers) Dec-21 Proxy Peers Russell 2000 S&P 600

Hunter Acquisition Offers Compelling Strategic and Financial Benefits

Transaction Expected to Add At Least $0.50/share to Griffon's EPS in First Full Fiscal Year

Attractive End Markets	✓ Steady growth & beneficial secular trends ✓ Low cyclicality and volatility ✓ Significant end market overlap with existing GFF businesses
Market Leadership	✓ Leading North American brand of residential ceiling fan ✓ #1 share of fans sold at U.S. retail locations ✓ #1 share of fans sold through e-commerce
Margin Accretive	✓ > 20% Adj. EBITDA margins ✓ Revenue opportunities and cost synergies not contemplated in management projections
Organic Growth	✓ Abundant organic growth opportunities in commercial and industrial through international expansion using AMES' distribution network
Acquisition & Innovation Headroom	✓ Track record of new product launches and tuck-in acquisitions
Experienced & Committed Management Team	✓ Long-tenured, highly experienced management team ✓ Proven track record of value creation
Consistent with GFF's Capital Goals	✓ Acquisition allows GFF management to continue to prioritize debt reduction ✓ Attractively financed using balance sheet capacity with low interest financing

Voss objected to the Hunter deal without analysis despite its long and short term value to Griffon – their position has no basis in fact or law

Griffon CORPORATION

5

6 Strategic Benefits x • Joint access to broad network of high quality retail partners x • AMES growth through Hunter’s premier direct - to - consumer e - commerce channel x • Enhanced customer fulfillment capabilities through AMES Center for Digital Commerce (ACDC) x • Combined access to AMES’ UK, Australia, and Canadian presence x • Leading and iconic brands in respective categories x • Improved data and customer service through Griffon’s AI customer data systems Blue Chip Retail Partners x x Direct to Consumer E - Commerce x Enhanced Distribution Footprint x International Reach x Strong Brand x x Business Intelligence Systems x Complementary Strengths Combined Platform AMES + Hunter: Compelling Strategic Logic Complementary Strengths Create Abundant Cross - Selling Opportunities

7 Equity Investors and Research Analysts Are Highly Supportive of Our Business Repositioning and Management’s Strategy Our FY Q1 2022 Results Exceeded Street Estimates “We believe GFF’s recent portfolio transformation is positive and should lead to improved FCF generation and earnings power over time.” - Baird, February 1, 2022 “While no synergies are contemplated in the $0.50+ accretion, the combination of the two companies is very attractive . In addition to potential cost synergies, Hunter’s integration into Griffon’s US distribution footprint, plus the upgraded systems in process under the AMES initiative could meaningfully [sic] help the brand. Additionally, AMES can learn and advance its omni - channel marketing and fulfilment from Hunter’s strong knowledge in this area .” - CJS Securities, December 21, 2021 “ As with most companies Griffon is working through the macro headwinds from labor/logistics which impacted volumes in the quarter. Strong pricing and mix appreciation more than offset the headwinds in HBP driving outperformance while the company executed well in CPP delivering results inline with our expectations . - CJS Securities, February 2, 2022 “ Overall, we like the deal long term , as Hunter is solidly profitable, provides a new growth avenue with tuck - in opportunities, valuation appears reasonable (both EBITDA and FCF), and accretion is attractive.” - Baird, December 21, 2021 “ Improving fundamentals, a margin accretive acquisition and a reasonable valuation lead us to reiterate our OW rating and $33 price target”. - Stephens, February 2, 2022 “Griffon’s acquisition of Hunter Fan represents the addition of a related business with attractive margins (well above those of Griffon’s existing business) and a healthy recent growth rate track record. Constructively, the deal also appears to be nicely accretive to adjusted EPS.” - Raymond James, December 21, 2021

8 Planned Issuance of Inaugural Annual ESG Report • Our newly appointed Vice President, Sustainability is preparing the company’s inaugural ESG Report, to be issued in the first half of 2022 • The fiscal 2021 ESG Report will include community involvement, charitable giving, employee safety, employee education and welfare, energy consumption, water consumption, waste generated, recycled raw materials, and packaging initiatives • We are preparing to set ESG goals based on the metrics gathered in fiscal 2021 and will begin announcing these goals in fiscal 2022 • The Report will be benchmarked against the UNGC Sustainable Development Goals and the Sustainability Accounting Standards Board (SASB) Standards Our Business’ Operations Promote Our ESG goals Key ESG Highlights of Our Businesses Formalization of ESG Commitment • Griffon’s Code of Business Conduct and Ethics prohibits the use or possession of alcohol and drugs on Company premises — In most of our business locations, tobacco products are also strictly prohibited. Our healthcare insurance programs generally charge lower premiums for those workers who certify they are tobacco - free and our businesses generally cover the cost of programs to help tobacco users quit smoking. This commitment to employee wellness serves us well in the communities in which we operate, are good for our employees’ health, and in the end save Griffon in healthcare costs and improve our bottom line • Clopay purchases more than half of its steel from recycled sources • AMES also uses mostly scrap wood from other manufacturers’ processes to make its ClosetMaid wood products • AMES is taking steps to transfer all scrap material produced at its manufacturing locations to recycling facilities for repurposing • Griffon is not a significant carbon emitter, does not produce significant volumes of hazardous waste, and is not a significant consumer of water Griffon formalized its ESG commitment by subscribing to the United Nations Global Compact (UNGC ) Actions Taken During COVID to Protect Our Employees • Encouraged (and in some cases, required) employee to work from home • Implemented protocols for social distancing, sanitation and mask - wearing • Purchased new equipment to facilitate the efficient sanitation and disinfection of all work areas • Staggered shifts and start, stop and break times • Implemented appreciation award programs (bonus pay) for many of our U.S. employees who continued to work onsite during the pandemic

9 Our Highly Qualified Director Nominees Represent The Best Interests of Our Shareholders 1 Griffon’s Board was open to Voss’ inputs and the Nominating and Corporate Governance Committee considered Mr. Diao’s candidacy as part of the Company’s search for a new director Replacing Griffon’s candidates with Charles Diao is damaging to Griffon and does not provide any incremental benefit to shareholders After a thorough review, the Committee concluded that Michelle Taylor is the most suitable candidate for Griffon’s Board to replace the seat available after the retirement of William Waldorf x Michelle Taylor serves as Director , New Product Quality, at Trane Technologies and brings a broad range of industrial and international experience including expertise in manufacturing, supply chain, and quality assurance — Her prior experience includes roles at Cummins, Allison Transmission Division of General Motors, Ford Motor Company and Delco Remy International x Ms. Taylor’s nomination is consistent with the Company’s commitment to gender and racial diversity on the Board The Committee also believes that Mr. Mehmel is an important member of the Board and is our lead on operational matters x Mr. Mehmel’s equips the Board to understand the current needs of the business and make decisions to support its future growth The Committee had serious concerns about Mr. Diao ✗ Mr. Diao lacks a skillset that will add to our Board ✗ Mr. Diao is on the board of Turning Point Brands, a company that sells vaping and tobacco products. ESG considerations are a key area of focus for the Board and Griffon, and vaping and tobacco businesses are not consistent with Griffon’s ESG values — Griffon’s Code of Business Conduct and Ethics clearly notes that we are committed to maintaining a safe and drug - free workplace – election of Mr. Diao would undermine the message that we are sending to our employees ✗ Mr. Diao’s bio in the Voss proxy statement indicates that he is a senior executive of an active investment banking firm providing financial advisory services. In reality, Diao & Co. LLC is inactive because it did not pay its franchise tax; its address is Mr. Diao’s home address; and it has no listed phone number

10 Griffon’s Board and Management Have the Right Strategy to Drive Value for Shareholders Griffon’s Leadership Has A Proven Track Record of Value Creation x We Are Successfully Executing On Our Plan To Build Shareholder Value x Hunter Acquisition Creates Long - Term Value for Shareholders x We Have an Engaged, Active and Independent Board with Strong Corporate Governance x Voss’ “Plan” and Director Nominee are Not Right for Griffon ✗

Case Studies

Clopay Corporation – A Case Study in Value Creation

Griffon Has Built Clopay into a Market Leader with Attractive Returns

Clopay Overview

- Founded in 1964 and acquired in 1985, Clopay is Griffon's Home and Building Products (HBP) business
- Since 2009, current Griffon leadership has rapidly grown Clopay
- Today, Clopay is North America's largest manufacturer and marketer of garage and rolling steel doors
- Clopay sells residential and commercial sectional garage doors under the Clopay, Ideal, and Holmes brands
- Clopay sells through professional dealers and leading home center retail chains throughout North America
- In 2018, Clopay acquired CornellCookson, which sells rolling steel door and grille products designed for commercial, industrial, institutional, and retail use

Clopay's Products



Garage Doors

- Distributed direct to customers from manufacturing facilities & distribution centers in US and Canada



Commercial Doors

- Commercial & industrial
- Sold through professional dealers and leading home center retail chains



Entry Doors

- Customizable, pre-finished entry-door systems



Build Your Own Door

- Allows consumers to design own door leveraging Door Imagination System

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13 Significant Margin Improvement and Cash Flow Generation Execution of a Multi - year Strategic Plan to Drive Growth and Profitability • Invested in property, plants and equipment x Streamlined manufacturing processes to enable efficient manufacturing in large volume x Consolidation of facilities from 2009 - 2011 resulting in >$10mm of annual cash savings x Expansion of Mountain Top facility in 2019 to improve manufacturing efficiency and capacity for core and new products • Completed strategic acquisition of CornellCookson x Clopay is now the leading U.S. residential garage door and rolling steel door manufacturer x Enhanced scale in commercial and industrial doors by broadening product portfolio and customer base • Current management has meaningfully expanded EBITDA x >40% EBITDA CAGR since 2009 x Significant free cash flow generation 1 2 3

14 Leveraging Our Track Record of Execution to Drive Growth at AMES AMES’ Initiatives to Enhance Growth and Profitability x Consolidation of facilities footprint and talent pool x Strategic investments in automation, manufacturing and e - commerce x Unification of data & analytics platform to increase visibility across the AMES platform x Expected annual cash savings of $30 to $35 million upon full implementation Key Initiatives Well Underway x Development of east and west coast fulfillment centers to support e - commerce growth x Announced consolidation of 4 manufacturing and distribution facilities to increase profitability Acquisition of Hunter to Further Accelerate Progress x Immediately margin accretive x Synergy opportunity through leveraging Hunter’s e - commerce capability and cost synergies not included in management projections x Organic growth opportunities through leveraging AMES’ U.S. and international distribution network

Appendix

16 ($ in millions) Note: Due to rounding, numbers presented may not add up precisely to the totals provided. 1 Free Cash Flow defined as Compliance Adj. EBITDA minus Capital Expenditures. Griffon Revenue and EBITDA Reconciliation 2017 2021 Revenue Consumer and Professional Products $545 $1,230 Home and Building Products 568 1041 Defense Electronics 412 271 Plastics 461 -- Subtotal $1,986 $2,542 Less: Defense Electronics (412) (271) Less: Plastics (461) -- Total Revenue $1,113 $2,271 Income (loss) before taxes from continuing operations ($14) $111 Acquisitions Costs 10 -- Restructuring Charges -- 21 Depreciation & Amortization 37 52 Net Interest Expense 51 63 Reported Adj. EBITDA $85 $248 Segment Adj. EBITDA: Consumer and Professional Products 45 116 Home and Building Products 82 181 Defense Electronics 46 20 Plastics 53 -- Subtotal $225 $317 Less: Defense Electronics (46) (20) Less: Plastics (53) -- Segment Adj. EBITDA: $127 $297 Defense Electronics 46 20 Plastics 53 -- Stock and ESOP based Compensation 8 20 Less: Corporate Expenses (less Depreciation) (39) (48) Compliance Adj. EBITDA $194 $289 Less: Capital Expenditures 80 47 Free Cash Flow 1 $114 $242 Year Ended September l17

17 ($ in millions) Note: Due to rounding, numbers presented may not add up precisely to the totals provided. 1 Free Cash Flow defined as Diligence Adj. EBITDA minus Capital Expenditures. Hunter EBITDA Reconciliation 2021 Net Income $ 3 Interest, net 31 Income Taxes 5 Depreciation and Amortization 18 EBITDA, as reported $57 Adjustments: Audit to internal variances 1 Discontinued Ops and FY19 Pro-forma Items 0 Management Fees, Distributions, and Refinancing 29 Non-recurring Projects 3 CFO Transition and M&A 0 Run-rate Pension Costs 0 Bonus Normalization (0) Diligence and Other Adjustments (5) Total Adjustments $29 EBITDA, Diligence Adjusted $86 Less: Capital Expenditures 7 Free Cash Flow 1 $80 Year Ended October